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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): September 7, 2007
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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                     1-11152                  23-1882087
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


 781 Third Avenue, King of Prussia, PA                            19406-1409
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

(a) On September 7, 2007, InterDigital, Inc. issued a press release providing updated financial guidance for third quarter 2007. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

99.1 InterDigital, Inc. press release dated September 7, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     INTERDIGITAL, INC.


                                                     By: /s/ Scott A. McQuilkin
                                                         -----------------------
                                                         Scott A. McQuilkin
                                                         Chief Financial Officer


Dated: September 7, 2007

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                                  EXHIBIT INDEX



Exhibit No.            Description
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99.1                   InterDigital, Inc. press release dated September 7, 2007.